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                                                                   EXHIBIT 10.20


                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "AMENDMENT") is made and entered into as of March 29, 2006, by and among DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("DALS I"), DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("DALS II") (DALS I AND DALS II ARE COLLECTIVELY, "SELLERS"), AND AGEMARK ACQUISITION, LLC, A NORTH CAROLINA LIMITED LIABILITY COMPANY ("BUYER").

                                    RECITALS:


         A. Buyer and Sellers are parties to that certain Asset Purchase Agreement dated November 28, 2005 (the "AGREEMENT").

         B. Buyer and Sellers now desire to amend the terms set forth in the Agreement as provided in this Amendment.

         C. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreements, covenants, representations, and warranties set forth herein and in the Agreement and other good and valuable consideration, the receipt and adequacy of which are forever acknowledged and confessed, the parties hereto agree as follows:

         1. Section 2.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

         2.4 Escrow Deposit. Buyer has previously deposited with Chicago Title ("ESCROW AGENT") the sum of One Hundred Thousand and No/100 Dollars ($100,000.00) (together with all interest thereon, the "ESCROWED AMOUNT"). The Escrowed Amount shall be held by Escrow Agent and paid, disbursed or applied as a credit against the Purchase Price as provided in this Agreement. The Escrowed Amount shall be held or placed by Escrow Agent in an interest bearing account and the term "Escrowed Amount" shall include any interest thereon. If the Closing occurs, the Escrowed Amount will be credited against the Purchase Price. If the Closing does not occur or the Agreement is otherwise terminated (i) by reason of Seller's default, Escrow Agent shall be irrevocably authorized and directed to release the Escrowed Amount to Buyer; or
         (ii) for any other reason, Escrow Agent shall be irrevocably authorized and directed to release the Escrowed Amount to the Sellers and such amounts shall be retained by Sellers as liquidated damages. This



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         Agreement shall constitute both an agreement among Sellers and Buyer and escrow instructions for Escrow Agent. If Escrow Agent requires a separate or additional escrow agreement to hold the Escrowed Amount, Buyer and Sellers hereby agree upon request by Escrow Agent to promptly execute and deliver such agreement; provided, that such agreement shall not modify or amend the provisions of this Agreement unless otherwise consented and agreed to in writing by Sellers and Buyer.


         2. Section 6.2(3) of the Agreement shall be deleted in its entirety and replaced with the following:

                  (3) By Buyer or Sellers if Closing hereunder shall not have taken place by April 14, 2006, or by such later date as shall be agreed upon by an appropriate amendment to this Agreement if the parties agree in writing to an extension, provided that a party shall not have the right to terminate under this
                  Section 6.2(3) if the conditions precedent to such party's obligation to close have been fully satisfied and such party has failed or refused to close after being requested in writing to close by the other party.

         3. EFFECT ON PURCHASE AGREEMENT; GENERAL PROVISIONS. Except as set forth in this Amendment, the terms and provisions of the Agreement are hereby ratified and declared to be in full force and effect. This Amendment shall be governed by the provisions of the Agreement regarding choice of law, attorneys' fees and successors and assigns. This Amendment shall become effective upon its execution, which may occur in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions and paragraph headings are used herein for convenience only, are not a part of this Amendment or the Agreement as amended by this Amendment and shall not be used in construing either document. On and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other documents and agreements relating to the Agreement, shall mean and be a reference to the Agreement as amended hereby.






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in multiple originals by their authorized officers, all as of the date first above written.

                                  SELLERS:

                                  DIVERSICARE ASSISTED LIVING
                                  SERVICES NC I, LLC

                                  By:      Diversicare Assisted Living
                                           Services NC, LLC, the sole member


                                           By:      /s/ L. Glynn Riddle
                                                    -------------------

                                           Title:   EVP and CFO
                                                    -----------



                                  DIVERSICARE ASSISTED LIVING
                                  SERVICES NC II, LLC

                                  By:      Diversicare Assisted Living
                                           Services NC, LLC, the sole member


                                           By:      /s/ L. Glynn Riddle
                                                    -------------------

                                           Title:   EVP and CFO
                                                    -----------------



                                  BUYER:

                                  AGEMARK ACQUISITION, LLC


                                           By: /s/ Charles E. Trefzger Jr.
                                               ---------------------------

                                           Title:   Manager
                                                    -----------------




         SIGNATURE PAGE TO FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT